UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2014

Date of reporting period: October 31, 2013

Item 1. Schedule of Investments

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited)

Principal Amount (000s)		Value*

U.S. GOVERNMENT AGENCY SECURITIES—160.6%
	Fannie Mae,
$204	2.065%, 12/1/30, MBS (h)(j)	$206,202
2	2.20%, 4/1/30, MBS (j)	1,828
13	2.25%, 9/1/28, MBS (j)	13,406
9	2.415%, 2/1/32, MBS (j)	8,497
78	2.445%, 12/1/28, MBS (h)(j)	83,336
91	2.446%, 3/1/32, MBS (h)(j)	92,202
62	2.45%, 11/1/27, MBS (h)(j)	65,980
8,996	2.50%, 12/25/27, CMO, IO (h)	970,795
4	2.722%, 12/1/25, MBS (j)	4,333
73	2.75%, 3/1/31, MBS (h)(j)	77,921
137,000	3.00%, MBS, TBA, 30 Year (e)	135,116,250
10,000	3.50%, MBS, TBA, 30 Year (e)	10,256,250
129,000	4.00%, MBS, TBA, 30 Year (e)	135,913,588
406	4.00%, 6/1/39, MBS (h)	421,601
483	4.25%, 11/25/24, CMO (h)	533,619
2	4.25%, 3/25/33, CMO	2,589
50,000	4.50%, MBS, TBA, 30 Year (e)	53,456,385
1,541	4.50%, 9/1/23 - 8/1/41, MBS (h)	1,654,017
4,878	4.50%, 7/25/40, CMO (h)	5,242,844
5	5.00%, 12/1/18, MBS	5,723
28,129	5.00%, 1/25/38 - 7/25/38, CMO (h)	30,736,711
2,315	5.50%, 12/25/16 - 4/25/35, CMO	2,555,950
12,576	5.50%, 11/25/32, CMO (h)	13,837,998
73	5.75%, 6/25/33, CMO	80,960
2,500	5.807%, 8/25/43, CMO	2,725,194
58	5.981%, 12/25/42, CMO (j)	66,911
100	6.00%, 2/25/17 - 4/25/17, CMO	106,510
3,492	6.00%, 9/25/31 - 1/25/44, CMO (h)	3,754,309
23,144	6.00%, 12/1/32 - 6/1/40, MBS (h)	25,438,970
33	6.412%, 10/25/42, CMO (j)	35,604
786	6.50%, 2/1/14 - 11/1/47, MBS	859,820
5,567	6.50%, 6/25/23 - 6/25/44, CMO	6,405,047
7,548	6.50%, 2/1/28 - 7/1/39, MBS (h)	8,514,886
3,049	6.50%, 9/25/31 - 7/25/42, CMO (h)	3,499,617
961	6.69%, 2/25/42, CMO (h)(j)	1,147,222
33	6.85%, 12/18/27, CMO	38,079
516	7.00%, 2/1/15 - 1/1/47, MBS	576,050
6,133	7.00%, 3/1/16 - 7/1/36, MBS (h)	6,949,239
2,351	7.00%, 6/18/27 - 3/25/45, CMO	2,774,007
184	7.00%, 2/25/35, CMO (h)	212,165
1,095	7.00%, 9/25/41, CMO (j)	1,276,270
790	7.102%, 10/25/42, CMO (j)	918,896
470	7.50%, 6/1/17 - 5/1/32, MBS (h)	513,536
97	7.50%, 12/1/17 - 4/1/24, MBS	102,897
470	7.50%, 10/25/22 - 3/25/44, CMO (h)	553,504
160	7.50%, 6/19/30, CMO (j)	189,758
2,631	7.50%, 6/25/30 - 6/25/44, CMO	3,119,030
46	7.70%, 3/25/23, CMO	53,112
1,303	7.91%, 7/19/30, CMO (j)	1,457,061
161	8.00%, 9/25/21, CMO	190,344
199	8.00%, 1/1/22 - 1/1/35, MBS	218,611
621	8.00%, 9/1/24 - 11/1/31, MBS (h)	718,118
17	8.50%, 4/1/16, MBS	17,544

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

$1,480	8.50%, 9/25/21 - 6/18/27, CMO	$1,706,893
112	8.50%, 6/25/30, CMO (h)	132,493
398	9.408%, 5/15/21, MBS (h)	457,284
130	9.983%, 7/15/27, MBS (h)	141,341
	Freddie Mac,
8	2.262%, 12/1/26, MBS (j)	8,174
41	2.374%, 9/1/31, MBS (h)(j)	41,158
6	2.639%, 4/1/33, MBS (j)	6,740
3,000	4.00%, MBS, TBA, 30 Year (e)	3,149,062
29,022	4.50%, 5/1/39, MBS (h)	30,998,801
23	5.00%, 2/15/24, CMO	24,606
6,716	5.50%, 4/1/39, MBS (h)	7,382,858
6,000	5.50%, 6/15/41, CMO (h)	6,709,542
771	6.00%, 9/15/16 - 3/15/17, CMO	814,422
960	6.00%, 4/1/17 - 3/1/33, MBS (h)	1,029,869
6,809	6.00%, 12/15/28 - 3/15/35, CMO (h)	7,599,250
19	6.00%, 2/1/33 - 2/1/34, MBS	21,832
791	6.354%, 7/25/32, CMO (j)	909,528
1,594	6.50%, 11/1/16 - 9/1/48, MBS (h)	1,738,183
86	6.50%, 8/1/21 - 9/1/47, MBS	92,595
2,470	6.50%, 9/15/23 - 10/25/43, CMO	2,828,435
14,847	6.50%, 12/15/23 - 3/25/44, CMO (h)	16,815,062
85	6.50%, 9/25/43, CMO (j)	98,491
192	6.681%, 7/25/32, CMO (j)	226,091
717	6.90%, 9/15/23, CMO	815,671
360	6.95%, 7/15/21, CMO	413,996
68	7.00%, 1/1/14 - 3/1/32, MBS	71,519
4,507	7.00%, 9/1/14 - 1/1/37, MBS (h)	4,994,032
6,194	7.00%, 5/15/23 - 6/15/31, CMO (h)	7,229,137
2,045	7.00%, 1/15/24 - 10/25/43, CMO	2,355,732
325	7.50%, 1/1/16 - 7/1/34, MBS	354,587
1,203	7.50%, 5/15/24 - 2/25/42, CMO	1,388,742
3,746	7.50%, 8/1/24 - 3/1/37, MBS (h)	4,304,933
38	8.00%, 8/15/22, CMO	45,398
26	8.00%, 7/1/24, MBS	26,306
391	8.00%, 8/1/24 - 12/1/26, MBS (h)	447,893
113	8.00%, 4/15/30, CMO (h)	133,815
	Ginnie Mae,
23,251	4.00%, 10/15/40, MBS (h)	24,905,633
7,000	4.50%, MBS, TBA, 30 Year (e)	7,545,781
379	6.00%, 4/15/29 - 12/15/38, MBS	419,132
4,295	6.00%, 7/15/37 - 11/15/38, MBS (h)	4,782,065
1,212	6.50%, 11/20/24 - 8/20/38, MBS (h)	1,372,950
34	6.50%, 6/20/32, CMO	39,689
27	6.50%, 10/20/38, MBS	27,659
96	7.00%, 4/15/24 - 6/15/26, MBS	104,737
2,251	7.00%, 3/20/31, CMO (h)	2,645,510
785	7.50%, 1/15/17 - 3/15/29, MBS	851,577
636	7.50%, 9/15/26 - 1/15/29, MBS (h)	709,991
40	8.00%, 6/15/16 - 11/15/22, MBS	42,552
14	8.50%, 10/15/16 - 2/15/31, MBS	15,441
321	9.00%, 6/15/16 - 1/15/20, MBS	340,785
	Small Business Administration Participation Certificates, ABS,
340	4.625%, 2/1/25	363,955
149	4.754%, 8/10/14	151,231
125	5.038%, 3/10/15	130,338

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

$1,014	5.51%, 11/1/27	$1,126,873
99	5.78%, 8/1/27	110,391
92	5.82%, 7/1/27	104,175
115	6.30%, 6/1/18	122,927
16	7.20%, 6/1/17	16,983
9	7.70%, 7/1/16	9,111
	Vendee Mortgage Trust, CMO,
315	6.50%, 3/15/29	367,728
211	6.75%, 2/15/26 - 6/15/26	245,748
4,107	7.50%, 9/15/30	4,749,025

	Total U.S. Government Agency Securities (cost—$605,158,246)	620,587,754

CORPORATE BONDS & NOTES—52.5%
Airlines—2.6%
3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,735,000
432	Northwest Airlines, Inc., 1.014%, 11/20/15 (MBIA) (j)	431,279
	United Air Lines Pass-Through Trust,
2,149	6.636%, 1/2/24	2,256,048
659	9.75%, 7/15/18 (h)	756,059
2,465	10.40%, 5/1/18 (h)	2,785,740

		9,964,126

Banking—21.6%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14	3,165,000
6,100	8.30%, 2/12/15	6,626,125
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (g)	2,865,826
	BPCE S.A. (g),
€50	9.00%, 3/17/15	72,534
300	9.25%, 4/22/15	434,269
	CIT Group, Inc. (a)(d),
$300	4.75%, 2/15/15	313,500
3,600	5.25%, 4/1/14	3,667,500
9,000	Citigroup, Inc., 5.00%, 9/15/14 (h)	9,315,414
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	3,034,570
$5,900	11.00%, 6/30/19 (a)(d)(g)(h)	7,809,848
£800	Credit Agricole S.A., 8.125%, 10/26/19 (g)	1,396,208
$7,700	Discover Bank, 7.00%, 4/15/20 (h)	9,099,514
£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,343,007
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	5,203,335
€300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	438,892
£300	LBG Capital No. 2 PLC, 15.00%, 12/21/19	707,099
	Morgan Stanley,
$8,000	0.696%, 10/18/16 (h)(j)	7,922,776
1,000	6.625%, 4/1/18	1,173,660
13,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	13,864,682
	Royal Bank of Scotland PLC (j),
2,000	0.946%, 4/11/16	1,919,000
3,000	0.988%, 9/29/15	2,906,400

		83,279,159

Coal—0.5%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,026,500

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

Diversified Financial Services—13.7%
$1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16	$1,593,000
3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(h)	3,112,500
	Ford Motor Credit Co. LLC,
1,000	6.625%, 8/15/17	1,167,736
10,000	8.70%, 10/1/14 (h)	10,730,380
£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17)	5,166,152
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (h)	4,654,004
	International Lease Finance Corp. (a)(d),
2,000	6.75%, 9/1/16	2,232,500
7,000	7.125%, 9/1/18	8,093,750
1,417	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(i) (acquisition cost - $1,432,255; purchased 5/16/13 - 5/17/13)	1,409,915
4,000	Merrill Lynch & Co., Inc., 0.704%, 1/15/15 (h)(j)	3,996,240
	SLM Corp.,
150	0.538%, 1/27/14 (j)	149,398
570	3.235%, 2/1/14 (j)	569,128
1,000	5.375%, 5/15/14	1,022,500
1,000	8.00%, 3/25/20	1,146,250
2,500	8.45%, 6/15/18	2,928,125
	Springleaf Finance Corp.,
500	6.50%, 9/15/17	532,500
500	6.90%, 12/15/17	543,750
3,500	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	3,711,400

		52,759,228

Electric Utilities—0.5%
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	2,100,000

Engineering & Construction—1.1%
4,115	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	4,176,842

Healthcare-Services—0.4%
1,500	HCA, Inc., 9.00%, 12/15/14	1,627,500

Household Products/Wares—0.0%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	90,875

Insurance—3.8%
	American International Group, Inc.,
6,300	5.85%, 1/16/18 (h)	7,283,291
£819	6.765%, 11/15/17	1,543,740
$3,400	8.25%, 8/15/18 (h)	4,308,861
£850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,608,209

		14,744,101

Oil & Gas—4.8%
	Anadarko Petroleum Corp.,
$600	6.20%, 3/15/40	696,492
4,500	6.45%, 9/15/36 (h)	5,310,666
7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (h)	7,860,867
2,600	Gaz Capital S.A. for Gazprom, 8.625%, 4/28/34	3,224,000
1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,433,455

		18,525,480

Paper & Forest Products—0.0%
50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	51,250

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

Pipelines—0.3%
$300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	$263,250
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	912,000

		1,175,250

Real Estate Investment Trust—2.2%
3,000	Columbia Property Trust Operating Partnership L.P., 5.875%, 4/1/18 (h)	3,166,413
4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,318,942

		8,485,355

Retail—0.5%
£400	Aston Martin Capital Ltd., 9.25%, 7/15/18	680,803
$923	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	1,120,379

		1,801,182

Transportation—0.5%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	1,990,000
120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	72,300

		2,062,300

	Total Corporate Bonds & Notes (cost—$174,772,584)	202,869,148

MORTGAGE-BACKED SECURITIES—43.1%
	Adjustable Rate Mortgage Trust, CMO (j),
1,360	2.621%, 7/25/35	1,249,856
3,199	2.886%, 8/25/35	2,982,497
4,840	Banc of America Large Loan Trust, 2.474%, 11/15/15, CMO (a)(d)(j)	4,842,228
50	Banc of America Mortgage Trust, 2.97%, 2/25/35, CMO (j)	49,669
2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49, CMO (a)(d)(j)	3,109,515
	BCAP LLC Trust, CMO (a)(d)(j),
211	0.371%, 7/26/36	90,384
130	2.635%, 10/26/33	89,797
43	2.675%, 6/26/35	31,061
574	5.023%, 3/26/36	552,081
616	Bear Stearns ALT-A Trust, 2.804%, 8/25/36, CMO (j)	428,558
3,064	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30, CMO (j)	3,447,495
€7,504	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.368%, 11/13/47, CMO (j)	8,631,216
£6,907	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.777%, 12/14/48, CMO (j)	9,291,094
$16	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	16,308
	Countrywide Alternative Loan Trust, CMO,
181	5.50%, 5/25/22	159,086
1,197	6.25%, 8/25/37	957,894
1,909	6.50%, 7/25/35	1,147,237
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,177	3.247%, 8/25/34 (j)	1,059,412
2,850	7.50%, 11/25/34 (a)(d)	3,088,743
447	7.50%, 6/25/35 (a)(d)	465,220
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
302	1.32%, 3/25/34 (j)	268,664
988	7.00%, 2/25/34	1,056,346
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,218	0.344%, 10/15/21 (a)(d)(j)	2,210,083
2,306	5.695%, 9/15/40 (j)	2,579,972
1,954	6.50%, 3/25/36	1,305,070
€425	DECO 14-Pan Europe 5BV, 0.385%, 10/27/20, CMO (j)	574,162
$6,770	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, 5.00%, 6/26/35, CMO (a)(d)(j)	6,381,869
€3,992	Emerald Mortgages No. 4 PLC, 0.248%, 7/15/48, CMO (j)	4,403,230

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

$296	GMACM Mortgage Loan Trust, 5.352%, 8/19/34, CMO (j)	$280,489
1,821	GSAA Trust, 6.00%, 4/1/34, CMO	1,883,603
	GSMPS Mortgage Loan Trust, CMO (a)(d),
4,885	7.00%, 6/25/43	5,001,244
77	7.50%, 6/19/27 (j)	78,811
1,205	8.00%, 9/19/27 (j)	1,250,237
	GSR Mortgage Loan Trust, CMO,
1,029	0.50%, 12/25/34 (j)	951,881
457	0.51%, 12/25/34 (j)	431,657
3,323	5.043%, 11/25/35 (j)	3,269,658
3,806	5.50%, 11/25/35	3,636,848
591	6.50%, 1/25/34	621,341
	Harborview Mortgage Loan Trust, CMO (j),
2,584	0.543%, 10/19/33	2,411,323
2,142	5.369%, 6/19/36	1,577,235
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO (a)(d)(j),
4,365	0.624%, 7/15/19	4,262,231
4,000	5.636%, 3/18/51	4,338,640
	JPMorgan Mortgage Trust, CMO,
4,906	2.673%, 10/25/36 (j)	4,293,398
151	5.50%, 8/25/22	149,448
1,002	5.50%, 6/25/37	931,863
358	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	357,103
3,305	Luminent Mortgage Trust, 0.34%, 12/25/36, CMO (j)	2,447,176
1,403	MASTR Adjustable Rate Mortgages Trust, 3.05%, 10/25/34, CMO (j)	1,242,563
	MASTR Alternative Loans Trust, CMO,
875	6.25%, 7/25/36 (h)	732,907
1,169	6.50%, 3/25/34	1,228,955
87	7.00%, 4/25/34	88,149
	MASTR Reperforming Loan Trust, CMO (a)(d),
6,474	7.00%, 5/25/35	6,175,717
3,482	7.50%, 7/25/35	3,516,556
26	Merrill Lynch Mortgage Investors Trust, 5.25%, 8/25/36, CMO (j)	25,883
1	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17, CMO	560
	Newgate Funding, CMO (j),
€3,050	1.474%, 12/15/50	3,393,936
£4,200	1.517%, 12/15/50	6,078,678
€3,050	1.724%, 12/15/50	3,134,839
£3,450	1.767%, 12/15/50	4,515,272
	Nomura Asset Acceptance Corp., CMO (a)(d),
$1,797	7.00%, 10/25/34	1,896,367
4,835	7.50%, 3/25/34	5,237,001
5,391	7.50%, 10/25/34	5,830,261
	Residential Accredit Loans, Inc., CMO,
2,897	0.35%, 6/25/46 (j)	1,343,282
3,393	6.00%, 8/25/35	2,983,789
	Residential Asset Mortgage Products, Inc., CMO,
6	6.50%, 4/25/34	6,450
185	7.00%, 8/25/16	186,216
864	8.50%, 10/25/31	962,109
1,458	8.50%, 11/25/31	1,522,443
453	Structured Adjustable Rate Mortgage Loan Trust, 2.531%, 3/25/34, CMO (j)	449,362
4,861	Structured Asset Mortgage Investments II Trust, 1.648%, 8/25/47, CMO (j)	4,129,127
4,340	Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36, CMO (a)(d)	4,080,569
1,816	UBS Commercial Mortgage Trust, 0.749%, 7/15/24, CMO (a)(d)(j)	1,760,247

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

$575	WaMu Mortgage Pass-Through Certificates, 2.403%, 5/25/35, CMO (j)	$549,552
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
1,045	6.50%, 8/25/34	1,089,738
374	7.00%, 3/25/34	396,764
870	7.50%, 4/25/33	962,719
	Wells Fargo Mortgage-Backed Securities Trust, CMO (j),
95	2.626%, 4/25/36	87,705
773	2.627%, 6/25/35	783,195
1,665	2.707%, 4/25/36	1,614,586
2,226	5.581%, 10/25/36	2,157,825

	Total Mortgage-Backed Securities (cost—$146,683,095)	166,806,255

U.S. TREASURY OBLIGATIONS—27.0%
	U.S. Treasury Notes,
50,000	0.375%, 6/30/15 (e)(h)	50,106,450
3,000	1.50%, 8/31/18	3,033,399
51,000	2.00%, 9/30/20	51,229,092

	Total U.S. Treasury Obligations (cost—$103,983,448)	104,368,941

ASSET-BACKED SECURITIES—2.8%
374	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	376,824
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (j),
926	3.695%, 11/25/32	162,181
144	5.795%, 2/25/33	6,739
1,088	Bear Stearns Asset-Backed Securities I Trust, 0.67%, 9/25/34 (j)	985,410
	Conseco Finance Securitizations Corp.,
1,966	7.96%, 5/1/31	1,624,237
295	7.97%, 5/1/32	213,949
	Conseco Financial Corp.,
213	6.53%, 2/1/31 (j)	216,591
461	7.05%, 1/15/27	475,700
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,185,630
3,567	Green Tree, 8.97%, 4/25/38 (a)(d)(j)	3,919,530
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (j)	1,094,146
663	Morgan Stanley Capital I, Inc. Trust, 0.35%, 1/25/36 (j)	655,009
33	Oakwood Mortgage Investors, Inc., 0.404%, 6/15/32 (j)	28,092
26	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	25,372

	Total Asset-Backed Securities (cost—$10,485,678)	10,969,410

SENIOR LOANS—1.3%
Diversified Financial Services—0.7%
2,700	Springleaf Financial Funding Co., 4.75%, 9/30/19, Term B2 (a)(c)	2,720,250

Healthcare-Services—0.5%
1,750	HCA, Inc., 2.668%, 5/2/16, Term A2 (a)(c)	1,751,312

Hotels/Gaming—0.1%
417	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(i) (acquisition cost - $413,698; purchased 7/10/12)	456,250

	Total Senior Loans (cost—$4,847,033)	4,927,812

MUNICIPAL BONDS—0.4%
West Virginia—0.4%
1,780	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,676,308)	1,409,956

Shares
COMMON STOCK—0.1%
Oil, Gas & Consumable Fuels—0.1%
3,881	SemGroup Corp., Class A (cost-$100,912)	234,389

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*

SOVEREIGN DEBT OBLIGATIONS—0.1%
Ireland—0.1%
$200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost-$200,000)	$214,140

Units
WARRANTS—0.0%
Engineering & Construction—0.0%
3,675	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(k)	37

Oil, Gas & Consumable Fuels—0.0%
4,086	SemGroup Corp., expires 11/30/14 (k)	156,271

	Total Warrants (cost—$18,422)	156,308

Principal Amount (000s)
Repurchase Agreements—0.8%
$700	Banc of America Securities LLC, dated 10/31/13, 0.13%, due 11/1/13, proceeds $700,003; collateralized by U.S. Treasury Bonds, 4.50%, due 8/15/39, valued at $722,174 including accrued interest	700,000
1,700	Citigroup Global Markets, Inc., dated 10/31/13, 0.13%, due 11/1/13, proceeds $1,700,006; collateralized by U.S. Treasury Notes, 1.00%, due 8/31/16, valued at $1,739,709 including accrued interest	1,700,000
700	State Street Bank and Trust Co., dated 10/31/13, zero coupon, due 11/1/13, proceeds $700,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $714,177 including accrued interest	700,000

	Total Repurchase Agreements (cost—$3,100,000)	3,100,000

Notional Amount (000s)
OPTIONS PURCHASED (k)- 0.0%
	Put Options—0.0%
	Fannie Mae, 3.00% - 4.00%, TBA, 30 Year (OTC),
114,000	strike price $81.00, expires 12/4/13	1
97,000	strike price $90.00, expires 12/4/13	1
3,000	Freddie Mac, 4.00%, TBA, 30 Year (OTC), strike price $89.50, expires 12/4/13	—	(l)

	Total Options Purchased (cost—$25,078)	2

	Total Investments, before securities sold short (cost—$1,051,050,804) (m)—288.7%	1,115,644,115

Principal Amount (000s)
SECURITIES SOLD SHORT—(26.3)%
U.S. Government Agency Securities—(26.3)%
$70,000	Fannie Mae, 4.00%, MBS, TBA, 30 Year	(73,751,559)
26,000	Fannie Mae, 4.50%, MBS, TBA, 30 Year	(27,840,314)

	Total Securities Sold Short (proceeds received-$101,114,063)	(101,591,873)

	Total Investments, net of securities sold short (cost—$949,936,741)—262.4%	1,014,052,242

	Other liabilities in excess of other assets-(162.4)%	(627,596,193)

	Net Assets—100.0%	$386,456,049

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $118,574,688, representing 30.7% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2013.

(f)	In default.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such securities is $1,845,953. The aggregate value is $1,866,165, representing 0.5% of net assets.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2013.

(k)	Non-income producing.

(l)	Value less than $1.

(m)	At October 31, 2013, the cost basis of portfolio securities (before securities sold short) for federal income tax purposes was $1,051,646,505. Gross unrealized appreciation was $69,153,019; gross unrealized depreciation was $5,155,409; and net unrealized appreciation was $63,997,610. The difference between book and tax cost basis was attributable to sale-buyback adjustments, differring treatment of bond amortization/accretion and wash sale loss deferrals.

(n)	Credit default swap agreements outstanding at October 31, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.09%	12/20/13	4.10%	$82,811	$—	$82,811
SLM	5,000	0.34%	12/20/13	5.00%	61,466	(612,500)	673,966
Citigroup:
American Express	500	0.09%	12/20/13	4.30%	5,431	—	5,431
SLM	6,000	0.34%	12/20/13	5.00%	73,760	518,648	(444,888)
SLM	1,300	0.34%	12/20/13	5.00%	15,981	(156,000)	171,981
Deutsche Bank:
SLM	2,600	0.34%	12/20/13	5.00%	31,963	(318,500)	350,463
Morgan Stanley:
Merrill Lynch & Co.	5,000	0.59%	9/20/16	1.00%	64,652	(741,654)	806,306

					$336,064	$(1,310,006)	$1,646,070

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)	Interest rate swap agreements outstanding at October 31, 2013:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$10,524,710	$8,243,832

(p)	Forward foreign currency contracts outstanding at October 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
299,000 British Pound settling 12/12/13	Morgan Stanley	$475,234	$479,280	$4,046
303,000 Euro settling 11/4/13	Bank of America	409,106	411,398	2,292
1,279,000 Euro settling 11/4/13	Citigroup	1,742,364	1,736,561	(5,803)
17,946,623 Euro settling 11/4/13	Goldman Sachs	24,766,340	24,367,015	(399,325)
Sold:
47,804 British Pound settling 12/12/13	Barclays Bank	75,000	76,627	(1,627)
94,728 British Pound settling 12/12/13	BNP Paribas	152,000	151,843	157
47,716 British Pound settling 12/12/13	Goldman Sachs	77,000	76,486	514
144,009 British Pound settling 12/12/13	Morgan Stanley	231,000	230,838	162
22,078,568 British Pound settling 12/12/13	Royal Bank of Scotland	34,485,620	35,390,669	(905,049)
282,699 Euro settling 11/4/13	Barclays Bank	383,000	383,834	(834)
19,161,509 Euro settling 11/4/13	Goldman Sachs	25,931,540	26,016,525	(84,985)
17,946,623 Euro settling 12/3/13	Goldman Sachs	24,767,955	24,368,576	399,379
84,415 Euro settling 11/4/13	Morgan Stanley	113,866	114,615	(749)

				$(991,822)

(q)	At October 31, 2013, the Fund held $4,345,000 in cash as collateral and pledged cash collateral of $4,491,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(r)	Open reverse repurchase agreements at October 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.50%	10/10/13	11/13/13	$36,308,090	$36,297,000
	0.625	8/26/13	2/26/14	1,625,889	1,624,000
Credit Suisse First Boston	0.45	9/16/13	12/16/13	3,018,734	3,017,000
Deutsche Bank	0.20	9/26/13	11/26/13	45,570,111	45,561,000
	0.22	10/24/13	11/13/13	12,000,587	12,000,000
	0.22	10/25/13	11/13/13	2,000,086	2,000,000
	0.33	10/10/13	11/13/13	2,078,419	2,078,000
	0.36	10/10/13	11/13/13	931,205	931,000
	0.50	8/20/13	11/21/13	17,834,063	17,816,000
	0.52	10/7/13	1/7/14	6,941,506	6,939,000
Goldman Sachs	0.17	10/21/13	11/21/13	26,001,351	26,000,000
	0.17	10/24/13	11/26/13	35,001,322	35,000,000
	0.29	10/10/13	11/7/13	39,748,044	39,741,000
	0.29	10/15/13	11/7/13	4,000,548	4,000,000
Morgan Stanley	0.37	10/24/13	11/26/13	38,503,166	38,500,000
Royal Bank of Canada	0.45	8/22/13	11/22/13	4,979,415	4,975,000
	0.45	9/17/13	12/17/13	9,744,478	9,739,000
	0.45	9/20/13	12/17/13	1,055,554	1,055,000
	0.45	9/27/13	12/17/13	4,026,761	4,025,000
	0.45	10/3/13	1/6/14	6,258,268	6,256,000
Royal Bank of Scotland	0.46	8/20/13	11/18/13	10,550,832	10,541,000
UBS	0.58	8/22/13	2/21/14	12,606,404	12,592,000

					$320,687,000

(s)	The weighted average daily balance of reverse repurchase agreements during the nine months ended October 31, 2013 was $420,663,282 at a weighted average interest rate of 0.39%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2013 was $308,743,592.

(t)	The weighted average borrowing for sale-buybacks during the nine months ended October 31, 2013 was $55,000,958 at a weighted average interest rate of 0.09%.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended October 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded OTC are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at October 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/13
Investments in Securities — Assets
U.S. Government Agency Securities	$—	$620,587,754	$—	$620,587,754
Corporate Bonds & Notes:
Airlines	—	4,166,279	5,797,847	9,964,126
All Other	—	192,905,022	—	192,905,022
Mortgage-Backed Securities	—	166,806,255	—	166,806,255
U.S. Treasury Obligations	—	104,368,941	—	104,368,941
Asset-Backed Securities	—	10,969,410	—	10,969,410
Senior Loans:
Hotels/Gaming	—	—	456,250	456,250
All Other	—	4,471,562	—	4,471,562
Municipal Bonds	—	1,409,956	—	1,409,956
Common Stock	234,389	—	—	234,389
Sovereign Debt Obligations	—	214,140	—	214,140
Warrants:
Engineering & Construction	—	37	—	37
Oil, Gas & Consumable Fuels	156,271	—	—	156,271
Repurchase Agreements	—	3,100,000	—	3,100,000
Options Purchased:
Interest Rate Contracts	—	2	—	2

	390,660	1,108,999,358	6,254,097	1,115,644,115

Investment in Securities — Liabilities
Securities Sold Short, at value	—	(101,591,873)	—	(101,591,873)

Other Financial Instruments* — Assets
Credit Contracts	—	2,090,958	—	2,090,958
Foreign Exchange Contracts	—	406,550	—	406,550
Interest Rate Contracts	—	8,243,832	—	8,243,832

	—	10,741,340	—	10,741,340

Other Financial Instruments* — Liabilities
Credit Contracts	—	(444,888)	—	(444,888)
Foreign Exchange Contracts	—	(1,398,372)	—	(1,398,372)

	—	(1,843,260)	—	(1,843,260)

Totals	$390,660	$1,016,305,565	$6,254,097	$1,022,950,322

At October 31, 2013, a security valued at $156,271 was transferred from Level 2 to Level 1 due to the availability of a closing price traded on an exchange.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended October 31, 2013, was as follows:

	Beginning Balance 1/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 10/31/13
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$6,578,826	$—	$(543,314)	$(6,715)	$(8,518)	$(222,432)	$—	$—	$5,797,847
Mortgage-Backed Securities	4,365,337	—	—	3,467	—	(30,164)	—	(4,338,640)	—
Senior Loans:
Hotels/Gaming	538,750	—	(83,333)	647	572	(386)	—	—	456,250

Totals	$11,482,913	$—	$(626,647)	$(2,601)	$(7,946)	$(252,982)	$—	$(4,338,640)	$6,254,097

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2013:

	Ending Balance at 10/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities — Assets
Corporate Bonds & Notes	$5,797,847	Third-Party pricing vendor	Single Broker Quote	$105.00-$114.75
Senior Loans	$456,250	Third-Party pricing vendor	Single Broker Quote	$109.50

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available

The net change in unrealized appreciation/depreciation of Level 3 investments held at October 31, 2013 was $(113,493).

Glossary:

ABS—Asset-Backed Securities

£—British Pound

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by MBIA Insurance Corp.

MBS—Mortgage-Backed Securities

OTC—Over-the-Counter

PIK—Payment-in-Kind

TBA—To Be Announced

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date: December 23, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date: December 23, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: December 23, 2013